Forward Air Q1 Earnings and Business Update May 2024

Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements included in this presentation relate to expectations regarding customer demand for services of Forward Air Corporation (“Forward”, “we” or “us”) as well as the performance of Forward’s less-than-truckload services; Forward's ongoing commitment to provide excellent service to its customers; ability to achieve the intended benefits of the acquisition of Omni Logistics, including any revenue and cost synergies; expectations regarding Forward's ability to execute on its plan to integrate Omni Logistics in order to generate long- term value for shareholders; expectations regarding Forward's ability to grow its customer base, including the expected volumes from freight forwarder customers; expectations regarding Forward's revenue growth strategies, including with respect to capital allocation and leverage; and the future declaration of dividends. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, Forward's ability to achieve the expected strategic, financial and other benefits of the acquisition of Omni Logistics, including the realization of expected synergies and the achievement of deleveraging targets within the expected timeframes or at all, the risk that the businesses will not be integrated successfully or that integration may be more difficult, time-consuming or costly than expected, the risk that operating costs, customer loss, management and employee retention and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) as a result of the acquisition of Omni Logistics may be greater than expected, continued weakening of the freight environment, future debt and financing levels, our ability to deleverage, including, without limitation, through capital allocation or divestitures of non-core businesses, our ability to secure terminal facilities in desirable locations at reasonable rates, more limited liquidity than expected which limits our ability to make key investments, the creditworthiness of our customers and their ability to pay for services rendered, our inability to maintain our historical growth rate because of a decreased volume of freight or decreased average revenue per pound of freight moving through our network, the availability and compensation of qualified Leased Capacity Providers and freight handlers as well as contracted, third-party carriers needed to serve our customers’ transportation needs, our inability to manage our information systems and inability of our information systems to handle an increased volume of freight moving through our network, the occurrence of cybersecurity risks and events, market acceptance of our service offerings, claims for property damage, personal injuries or workers’ compensation, enforcement of and changes in governmental regulations, environmental, tax, insurance and accounting matters, the handling of hazardous materials, changes in fuel prices, loss of a major customer, increasing competition, and pricing pressure, our dependence on our senior management team and the potential effects of changes in employee status, seasonal trends, the occurrence of certain weather events, restrictions in our charter and bylaws and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2023, and as may be identified in our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We caution readers that any forward-looking statement made by us in this presentation is based only on information currently available to us and they should not place undue reliance on these forward-looking statements, which reflect management's opinion as of the date on which it is made. We undertake no obligation to publicly update any forward- looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise unless required by law. Non-GAAP Measures To supplement the financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), we have included Adjusted EBITDA and Adjusted Operating Income, each a non GAAP financial measure (each, a “Non-GAAP Measure”), in this presentation. The reconciliation of each Non-GAAP Measure to the most directly comparable financial measure calculated and presented in accordance with GAAP can be found in the Appendix to this presentation. Because each Non-GAAP Measure excludes certain items as described herein, it may not be indicative of the results that Forward expects to recognize for future periods. As a result, each Non-GAAP Measure should be considered in addition to, and not a substitute for, financial information prepared in accordance with GAAP. 2

Agenda 3 Appendix Omni Integration Capital Structure & Allocation Update on Business Results

A Powerful Combination 4 Category leader in expedited LTL and uniquely positioned to deliver integrated global supply chain solutions for our customers’ most service-sensitive logistics needs + Integrated Capabilities Customer Oriented Culture Superior Level of Service Significant Value Creation Opportunity Adj. EBITDA(2): $270MRevenue: $2.7B Forward Air 50.9% Omni 49.1% Forward Air 75.2% Omni 24.8% Notes: (1) Calculated as summation of standalone Forward Air and Omni financials (2) See Appendix for GAAP to non GAAP reconciliation; not adjusted for intercompany transactions between Forward Air and Omni FY 2023A Combined Metrics(1)Key Highlights

Omni Core Service Offerings 5 Omni is a leading 3PL providing customized logistics solutions for high-value, mission-critical freight for some of the industry’s most demanding customers Value-Added Warehousing and Distribution ✓Global warehousing, distribution and fulfillment solutions ✓ Free Trade Zone and Bonded warehouse capabilities ✓ In-depth value-added services Domestic Freight ✓ Providing a full menu of LTL, expedited and TL services based on various time requirements ✓ Specialized white glove delivery for high-value freight ✓ Air charter, next flight out, hand carry and other expedited services ✓ Reverse logistics (returns management), tradeshows, and project logistics International Freight ✓ Primarily focused on Asia to U.S. and intra-Asia air and ocean transportation ✓ International compliance and customs brokerage FY 2023A Revenue Domestic Freight International Freight Value-Added Warehousing and Distribution 19% 18% 63%

Forward Air Standalone

FY2023 revenue and EBITDA performance remains ahead of pre-covid levels

($ in millions)

- ✓ *Softer freight conditions persisted throughout 2023, leading to topline decline YoY*
- ✓ *However, precision execution of the revenue growth strategies led to an adjusted EBITDA margin expansion of 170bps from 2021[1]*

- ✓ *Intermodal revenue decreased 34.7% YoY in 2023 due to a decrease in drayage shipments and drayage revenue per shipment*
- ✓ *Decline primarily driven by challenged market conditions that led to decreased customer demand for our services*

- ✓ *LTL revenue decreased 9.7% in 2023 as compared to 2022 due to a decrease in pounds per day and revenue per hundredweight*
- ✓ *Decrease in tonnage reflects an increase in weight per shipment on fewer shipments compared to 2022*

- ✓ *Brokerage revenue decreased 28.1% YoY in 2023 due to a decrease in loads and revenue per load*
- ✓ *Impact driven by challenged market conditions that led to decreased customer demand for our services*

FY Revenue



'19 – '23 CAGR: 5.3%
$1,115
$1,045
$1,387
$1,680
$1,371
2019
2020
2021
2022
2023

FY Adjusted EBITDA[1]



+ % Margin
'19 – '23 CAGR: 9.6%
$141
$86
$189
$292
$203
12.6%
8.2%
13.6%
17.3%
14.8%
2019
2020
2021
2022
2023

FY Capital Expenditures[2]



+ % of Revenue
Average % of Revenue: 2.2%
$22
$20
$38
$39
$31
1.8%
1.6%
2.7%
2.1%
2.2%
2019
2020
2021
2022
2023

Notes: Historical figures restated for exclusion of Final Mile
(1) See Appendix for GAAP to non GAAP reconciliation
(2) 2019 and 2020 figures include Final Mile, which had a de minimus contribution

6

Omni Standalone

Growth trend impacted by 2023 freight recession

($ in millions)

- ✓ *Omni completed nine complementary acquisitions between 2019 and 2022 driving both organic and inorganic revenue growth*
- ✓ *Revenue declined 29% YoY in 2023 primarily driven by freight recession, with the International business more severely impacted*

- ✓ *Despite a competitive market, net revenue margin, defined as revenue less purchased transportation costs, increased 730bps YoY in 2023*
- ✓ *Omni continued to focus on profitable revenue growth in 2023*

- ✓ *Global freight markets were negatively impacted by weak customer demand, high inventories, and excess capacity*
- ✓ *This resulted in a more competitive market and suppressed transportation rates, impacting both volume and pricing in the International business*

- ✓ *During 2023, Omni was undertaking the actions needed to integrate and capture the full value from the nine acquisitions*
- ✓ *As part of those integration efforts, the cost structure was higher in 2023 as it was considered an investment year*

FY Revenue



'19 – '23 CAGR: 30.1%
$462
$539
$1,515
$1,872
$1,321
2019
2020
2021
2022
2023

FY Adjusted EBITDA[1]



+ % Margin
'19 – '23 CAGR: 20.3%
$32
6.9%
$42
7.8%
$168
11.1%
$203
10.8%
$67
5.1%
2019
2020
2021
2022
2023

FY Capital Expenditures



+ % of Revenue
Average % of Revenue: 1.1%
$4
1.8%
$5
1.6%
$15
2.7%
$36
2.1%
$14
2.2%
2019
2020
2021
2022
2023

Forward

Notes: 2019 figures are unadjusted

(1) See Appendix for GAAP to non GAAP reconciliation

7

First Quarter 2024 Financial Results 8 $542M Revenue $13M Adjusted Operating Income(1) $29M Adjusted EBITDA(1)(2) Notes: (1) See Appendix for GAAP to non GAAP reconciliation (2) Includes impact from “Other Operations” In spite of the protracted freight recession, the less-than-truckload line of business continued to show signs of growth Q1 results affected by seasonality and depressed freight market Omni performance impacted by weaker freight environment in the first quarter 2024 Shipments per day increased 1.4% YoY Weight per shipment increased 7.4% YoY Revenue per shipment ex fuel increased 0.7% In-quarter synergy actions taken will have greater impact on Q2 and beyond

9 First Quarter 2024 Metrics April has seen an upward sequential trajectory month over month, positioning the business well for the year Expedited Freight Revenue $273M +1.4% Adjusted EBITDA(1) $30M (20.2%) % Margin 10.9% (290 bps) Intermodal Revenue $56M (36.2%) Adjusted EBITDA(1) $8M (48.5%) % Margin 14.6% (349 bps) Omni(2) Revenue $307M (13.0%) Adjusted EBITDA(1) ($9M) (147.4%) % Margin (2.9%) (826 bps) Notes: (1) See Appendix for GAAP to non GAAP reconciliation (2) Pro forma for inclusion of Omni in full month of January (3) Preliminary figures YoY Change YoY Change YoY Change January(2) February April(3) January – April Consolidated Revenues $205 $218 $213 $227 March ($ in millions)

Updated Omni Acquisition Cost Synergy Targets

Executing synergies in line with diligence estimates in a softer market

($ in millions)

- Largest operational synergy actions are complete or underway, including consolidation of linehaul, facilities consolidations, and insourcing of PUD in targeted markets
- Management continues to evaluate new opportunities to add to pipeline
- The LTL and PUD synergies are correlated to volume and pricing, meaning that as volumes increase, the synergies achieved would also increase

	Network Optimization *(LTL Linehaul + LTL PUD)*	Facilities Consolidation	SG&A and Other	Technology	Drayage / Brokerage	Total
Already Achieved	$35.0	$6.7	$13.0	$0.6	-	**$55.4**
Estimated Total Opportunity	$40.5	$15.6	$11.3	$2.7	$3.5	**$73.4**
Estimated at Announcement	$47.0	$12.0	$8.5	$7.5	-	**$75.0**

Forward

Notes: Annualized synergies excluding cost to achieve

10

Capital Structure Overview as of March 31, 2024 11 Note: (1) Undrawn revolver balance (2) See Appendix for bank covenant leverage calculation No material maturities in next 5 years ▪ $1,045M of term loans mature in 2030 ▪ $725M of notes mature in 2031 ▪ Currently in compliance with bank covenants(2) (only applicable to RCF) ~60% Variable Rate Debt ▪ Majority of debt would be exposed to a declining interest rate environment $512M of Liquidity ▪ $172M of cash ▪ $340M RCF capacity(1) Capital Expenditures 1.1% of Q1 2024 Revenue ▪ We are an asset-light business with low capital needs Debt paydown remains a key priority for management

Capital Allocation Roadmap 12 Capital Expenditures Debt Paydown Dividends & Share Repurchases Strategic M&A Asset light business model with capital expenditures expected to remain at 1 - 2% of revenues Deleveraging is a key priority, demonstrated by repayment of $80M of term loans in Q1 Dividends and repurchases stand suspended in the near term, with focus on debt repayment Actively reviewing portfolio to identify any non-core assets We remain committed to our previously announced capital allocation plan, focused on debt paydown

Appendix 13

Forward Air Standalone Non-GAAP Reconciliation 14 EBITDA Reconciliation 2023 2022 2021 2020 2019 Net Income $43 $179 $107 $37 $77 Interest expense 32 5 4 5 3 Income tax expense (benefit) 14 63 36 11 26 Depreciation and amortization 57 43 35 33 35 Reported EBITDA $146 $290 $182 $86 $141 Vehicle liability reserve - 2 - - - Due diligence, integration and transaction costs 57 1 - - - Change in fair value of contingent consideration - - (0) - - Professional fees for an operational improvement project - - 1 - - Professional fees for cybersecurity and shareholder engagement activities - - 7 - - Adjusted EBITDA $203 $292 $189 $86 $141 ($ in millions)

Omni Standalone Non-GAAP Reconciliation 15 EBITDA Reconciliation 2023 2022 2021 2020 2019 Net Income ($243) $16 ($3) ($11) $25 Interest expense 165 102 45 20 20 Income tax expense (benefit) 5 6 5 2 1 Depreciation and amortization 65 56 35 12 11 Reported EBITDA ($8) $180 $83 $23 $58 Due diligence, integration and transaction costs 61 32 28 15 - Other normalization EBITDA adjustments(1) 26 9 15 (8) - Severance 1 - - - - Change in fair value of contingent consideration (13) (18) 42 13 (26) Adjusted EBITDA $67 $203 $168 $42 $32 Note: (1) Represents items considered non-operational or non-recurring such as non-recurring bad debt expenses, sponsor and board fees, FX gains and losses, and other non-recurring-and non-cash expenses ($ in millions)

Combined Company Non-GAAP Reconciliation 16 EBITDA Reconciliation Q1 2024 Net Income (Loss) ($89) Interest expense 41 Income tax expense (benefit) (18) Depreciation and amortization 32 Reported EBITDA ($34) Transaction and integration costs 58 Severance 6 Adjusted EBITDA $29 Operating Income Reconciliation Q1 2024 Reported Operating Income (Loss) ($66) Transaction and integration costs 58 Severance 6 Acquisition amortization 14 Adjusted Operating Income $13 ($ in millions)

Segment Level Non-GAAP Reconciliation 17 Expedited Freight EBITDA Reconciliation Q1 2024 Q1 2023 Income from Operations $19 $30 Depreciation and amortization 10 8 Reported EBITDA $30 $37 Intermodal EBITDA Reconciliation Q1 2024 Q1 2023 Income from Operations $4 $11 Depreciation and amortization 5 5 Reported EBITDA $8 $16 ($ in millions)

Segment Level Non-GAAP Reconciliation (Cont’d) 18 Omni EBITDA Reconciliation Q1 2024(1) Q1 2023 Net Income ($86) ($56) Interest expense 13 38 Income tax expense (benefit) 2 1 Depreciation and amortization 6 16 Reported EBITDA ($65) ($0) Due diligence, integration and transaction costs 50 5 Other normalization EBITDA adjustments(2) 0 7 Severance 6 0 Change in fair value of contingent consideration - 8 Adjusted EBITDA ($9) $19 Note: (1) Pro forma for inclusion of Omni in full month of January (2) Represents items considered non-operational or non-recurring such as non-recurring bad debt expenses, sponsor and board fees, FX gains and losses, and other non-recurring-and non-cash expenses ($ in millions)

Covenant Leverage Reconciliation 19 EBITDA Reconciliation TTM (3/31/24) Reported EBITDA ($10) Due diligence, transaction and integration costs 222 Other normalization EBITDA adjustments 20 Other pro forma EBITDA adjustments 6 Share-based compensation 9 Severance 7 Change in fair value of contingent consideration (21) Run-rate of cost synergies(1) 68 Adjusted Covenant EBITDA $300 Outstanding balance of Term Loan, Notes, and Revolver $1,770 Outstanding balance of Finance Leases 51 (Cash available for netting) (155)(2) Net Debt $1,666 Net Leverage Ratio 5.5x ($ in millions) Note: (1) Net of $7.5M of cost synergies recorded in the reported EBITDA (2) $155M of the Company's $172M in cash can be netted against debt per the revolving credit facility agreement